Exhibit 3.57

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.  S. § 1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.                                       The name of the corporation is:

Edward P. Fitts, Jr., Inc.

2.                                       The location and post office address of the initial registered office of the corporation in this Commonwealth is:

Apt. G–668 Summit House
(NUMBER)	(STREET)

West Chester	Pennsylvania	19380
(CITY)		(ZIP CODE)

3.                                       The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

To have unlimited powers to engage in and to do any lawful act concerning any and all lawful business for which this corporation may be incorporated under the Business Corporation Act of May 5, 1933, P.L. 364, as amended.

4.                                       The term for which the corporation is to exist is:  Perpetual

5.                                       The aggregate number of shares which the corporation shall have authority to issue is:

One Thousand (1,000) Shares of Common Stock without par value.

6.                                       The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

NAME	ADDRESS (including street and number, if any)	NUMBER AND CLASS OF SHARES

Joseph R. Pozzuolo	1314 Chestnut St., 14th Fl. Phila., PA 19107	One (1) Share of Common Stock without par value

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 6th day of July, 1979

(SEAL)	(SEAL)

(SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

A.                                   For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally).  These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

B.                                     One or more corporations or natural persons of full age may incorporate a business corporation

C.                                     Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 . . .. etc.

D.                                    The following shall accompany this form:

(1)                                  Three copies of Form DSCB:BCL—206 (Registry Statement Domestic or Foreign Business Corporation).

(2)                                  Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

(3)                                  Any necessary governmental approvals.

E.                                      BCL §205 (15 Pa. S. § 1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation.  Proof of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

79:38  378

689400

Commonwealth of Pennsylvania

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law, and

Whereas, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

EDWARD P. FITTS, JR, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

Given

under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 9th day of July in the year of our Lord one thousand nine hundred and seventy-nine and of the Commonwealth the two hundred and fourth

/s/ Ethel D. Allen
Secretary of the Commonwealth

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1.                                       The name of the corporation is:

Edward P. Fitts, Jr., Inc.

2.                                       The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Apt. G–668 Summit House
(NUMBER)	(STREET)

West Chester	Pennsylvania	19380
(CITY)		(ZIP CODE)

3.                                       The address to which the registered office in this Commonwealth is to be changed is:

Boot Road and Chestnut Street
(NUMBER)	(STREET)

Downingtown	Pennsylvania	19335
(CITY)		(ZIP CODE)

4.                                       Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 25th day of September, 1979.

Edward P. Fitts, Jr., Inc.
(NAME OF CORPORATION)

By	/s/ Edward P. Fitts, Jr.
(SIGNATURE)

President
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
Attest:
/s/ Edward P. Fitts, Jr.
(SIGNATURE)

Secretary
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

Articles of Amendment	COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU 689743

In compliance with the requirements of Article VIII of the Business Corporation Law approved the 5th day of May, 1933, P.L. 364, as amended, the applicant desiring to amend its Articles hereby certifies, under its corporate seal that:

1.                                       The name of the corporation is:  Edward P. Fitts, Jr., Inc.

2.                                       The location of its registered office is:  Boot Road and Chestnut Street, Downingtown, PA 19335.

3.                                       The corporation was formed under the Act of May 5, 1933, (P.L. 364), (15 P.S. 1204), the Business Corporation Law.

4.                                       Its date of incorporation is:  July 9, 1979.

5.                                       The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the Shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.                                       At the time of the actions of the Shareholders:

(a)                                  The total number of shares outstanding was:  150 Shares of Common Stock.

(b)                                 The number of shares entitled to vote was:  150 Shares of Common Stock.

7.                                       In the action taken by the Shareholders:

(a)                                  The number of shares voted in favor of the amendment was:  unanimous.

(b)                                 The number of shares voted against the amendment was:  zero.

8.                                       The amendment adopted by the Shareholders, set forth in full, follows:

Article I - the name of the corporation is to be amended to read as follows:  DOPACO, INC.

IN TESTIMONY WHEREOF, the applicant has caused these Articles of Amendment to be signed by its President or Vice-President and its corporate seal, duly attested by its Secretary or Treasurer, to be hereunto affixed this 9th day of June, 1980.

ATTEST:	EDWARD P. FITTS, JR., INC.

/s/ James P. Smyth	By:	/s/ Edward P. Fitts, Jr.
JAMES P. SMYTH, SECRETARY	EDWARD P. FITTS, JR., PRESIDENT

(CORPORATE)

(       SEAL       )

Approved and filed in the Department of State on the 12th day of June A.D. 1980.

/s/ William R. Davis
SECRETARY OF THE COMMONWEALTH
slg

Commonwealth of Pennsylvania

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

EDWARD P. FITTS, JR., INC.
name changed to
DOPACO, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given

under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 12th day of June in the year of our Lord one thousand nine hundred and eighty, and of the Commonwealth the two hundred and fourth.

/s/ William R. Davis
Secretary of the Commonwealth slg

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

ARTICLES OF AMENDMENT –
DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. §1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.                                       The name of the corporation is:

Dopaco, Inc.

2.                                       The location of its registered office in this Commonwealth is:

Boot Road and Chestnut Street
Downingtown, PA 19335

3.                                       The statute by or under which it was incorporated is:

Act of May 5, 1933, (P.L. 364), (15 P.S. 1204), the Business Corporation Law

4.                                       The date of its incorporation is:  July 9, 1979

5.                                       The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.                                       At the time of the action of shareholders:

(a)                                  The total number of shares outstanding was:

150 Shares of Common Stock

(b)                                 The number of shares entitled to vote was:

150 Shares of Common Stock

7.                                       In the action taken by the shareholders:

(a)                                  The number of shares voted in favor of the amendment was:

Unanimous

(b)                                 The number of shares voted against the amendment was:

Zero

8.                                       The amendment adopted by the shareholders, set forth in full, is as follows:

Article I – the name of the corporation is to be amended to read as follows:  Dopaco PA, Inc.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 26th day of September, 1983

DOPACO, INC.

BY:	/s/ G. Joseph Villani	BY:	/s/ Edward P. Fitts, Jr.
	G. JOSEPH VILLANI, SECRETARY		EDWARD P. FITTS, JR., PRESIDENT

(CORPORATE SEAL)

Commonwealth of Pennsylvania

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

DOPACO, INC.
name changed to
DOPACO PA, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given

under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 28th day of September in the year of our Lord one thousand nine hundred and eighty-three and of the Commonwealth the two hundred and eighth.

/s/ William R. Davis
Secretary of the Commonwealth

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

Consent to Use of
Similar Name

Pursuant to 19 Pa. Code §17.3 (relating to use of a deceptively similar name) the undersigned corporation, desiring to consent to the use by another corporation of a name which is deceptively similar to its name, does hereby certify that:

1.                                       The name of the corporation execution this Consent to Use of Similar Name is:

Dopaco, Inc.

2.                                       The address of the registered office of the corporation is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Boot Road and Chestnut Street
Downingtown, PA 19335

3.                                       The date of its incorporation is:  September 28, 1983

4.                                       The statute under which it was incorporated is:

Act of May 5, 1933, (P.L. 364), (15 P.S. 1204), the Business Corporation Law.

5.                                       The corporation(s) entitled to the benefit of this Consent to Use of Similar Name is:

Dopaco PA, Inc.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this consent to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 6th day of March, 1984.

DOPACO, INC.

/s/ G. Joseph Villani	BY:	/s/ Edward P. Fitts, Jr.
G. JOSEPH VILLANI, SECRETARY	EDWARD P. FITTS, JR., PRESIDENT

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

ARTICLES OF AMENDMENT –
DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. §1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.                                       The name of the corporation is:

Dopaco PA, Inc.

2.                                       The location of its registered office in this Commonwealth is:

Boot Road and Chestnut Streets
Downingtown, PA 19335

3.                                       The statute by or under which it was incorporated is:

Act of May 5, 1933, (P.L. 364), (15 P.S. 1204), the Business Corporation Law

4.                                       The date of its incorporation is:  July 9, 1979

5.                                       The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.                                       At the time of the action of shareholders:

(a)                                  Total number of shares outstanding was:

One Hundred (100) Shares of Common Stock

(b)                                 The number of shares entitled to vote was:

One Hundred (100) Shares of Common Stock

7.                                       In the action taken by the shareholders:

(a)                                  The number of shares voted in favor of the amendment was:

One Hundred (100) Shares of Common Stock

(b)                                 The number of shares voted against the amendment was:

-0-

8.                                       The amendment adopted by the shareholders, set forth in full, is as follows:

Article I – the name of the corporation is to be amended to read as follows:  Dopaco, Inc.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 6th day of March, 1984

DOPACO PA, INC.

/s/ G. Joseph Villani	BY:	/s/ Edward P. Fitts, Jr.
G. JOSEPH VILLANI, SECRETARY	EDWARD P. FITTS, JR., PRESIDENT

Commonwealth of Pennsylvania

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

DOPACO PA, INC.
name changed to
DOPACO, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given

under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 8th day of March in the year of our Lord one thousand nine hundred and eighty-four and of the Commonwealth the two hundred and eighth.

/s/ William R. Davis
Secretary of the Commonwealth

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1.                                       The name of the corporation is:

Dopaco, Inc.

2.                                       The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Boot Road and Chestnut Street
(NUMBER)	(STREET)

Downingtown,	Pennsylvania	19335
(CITY)		(ZIP CODE)

3.                                       The address to which the registered office in this Commonwealth is to be changed is:

241 Woodbine Road
(NUMBER)	(STREET)

Downingtown	Pennsylvania	19335
(CITY)		(ZIP CODE)

4.                                       Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 13th day of May, 1986.

Dopaco, Inc.
(NAME OF CORPORATION)

By	/s/ Edward P. Fitts, Jr.
(SIGNATURE)

Edward P. Fitts, Jr. President
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:
/s/ G. Joseph Villani
(SIGNATURE)

G. Joseph Villani, Secretary
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

ARTICLES OF AMENDMENT –
DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of Section 1911 of the Business Corporation Law, Act of December 21, 1988 (P.L. 1444 of 177) (15 P.S. Section 1801) as amended, the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.                                       The name of the corporation is:

Dopaco, Inc.

2.                                       The location of its registered office in this Commonwealth is:

241 Woodbine Road
Downingtown, PA 19335

3.                                       The statute by or under which it was incorporated is:

Act of May 5, 1933, (P.L. 364), (15 P.S. 1006), the Pennsylvania Business Corporation Law, as amended

4.                                       The date of its incorporation is:  July 9, 1979

5.                                       The amendment was adopted by a consent in writing, setting forth the action so taken, signed by the sole Shareholder entitled to vote thereon and filed with the Secretary of the corporation.

6.                                       At the time of the action of the sole Shareholder:

(a)                                  The total number of shares outstanding was:

One Hundred (100) Shares of Common Stock

(b)                                 The number of shares entitled to vote was:

One Hundred (100) Shares of Common Stock

7.                                       In the action taken by the sole Shareholder:

(a)                                  The number of shares voted in favor of the amendment was:

One Hundred (100) Shares of Common Stock

(b)                                 The number of shares voted against the amendment was:

Zero (0)

8.                                       The amendment adopted by the sole Shareholder, set forth in full, is as follows:

Article V of the Articles of Incorporation of this Corporation is amended to read as follows:

Article V.  The aggregate number of shares which the Corporation shall have authority to issue is:

Five Million (5,000,000) Shares of Common Stock without par value, which stock may be issued by the Corporation from time to time for such consideration in labor, service, money or property as may be fixed by the Board of Directors.

The Corporation shall change each share of Common Stock presently issued and outstanding into ten thousand (10,000) shares of Common Stock without par value so as to effect a ten thousand (10,000) to one (1) stock split of said issued and outstanding shares.

The Corporation shall be authorized to implement said exchange at the close of business on the date of the taking effect of these Articles of Amendment, being the date of the filing and recording of the Articles of Amendment in the Office of the Secretary of the Commonwealth of Pennsylvania.  The holder of record of all issued and outstanding Certificates of shares of Common Stock of the Corporation shall be entitled to receive additional Certificates of shares for fully paid and non-assessable Common Stock in accordance with this ten thousand (10,000) to one (1) stock split.

IN TESTIMONY WHEREFORE, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 14th day of May, 1991.

ATTEST:	DOPACO, INC.

/s/ G. Joseph Villani	BY:	/s/ Edward P. Fitts, Jr.
G. JOSEPH VILLANI, SECRETARY	EDWARD P. FITTS, JR., PRESIDENT

Microfilm Number		Filed with the Department of State on	April 22 1997

Entity Number	689400	Secretary of the Commonwealth

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.                                       The name of the corporation is:   DOPACO, INC.

2.                                       The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	241 Woodbine Road,	Downingtown,	PA	19335	Chester County
	Number and Street	City	State	Zip	County

(b) c/o:
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.                                       The statute by or under which it was incorporated is:  Pennsylvania Business Corporation Law, Act of May 5, 1933, as amended

4.                                       The date of its incorporation is:  July 9, 1979

5.                                       (Check, and if appropriate complete, one of the following):

☒	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on:		at
		Date		Hour

6.                                       (Check one of the following):

☒	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b).

☒	The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).

7.                                       (Check, and if appropriate complete, one of the following):

☒	The amendment adopted by the corporation, set forth in full, is as follows:

RESOLVED, that the Articles of Incorporation of this Corporation be and it hereby is amended by adding the following section:

The shareholders shall not have the right to cumulate their shares in voting for the election of directors.

☐	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.                                       (Check if the amendment restates the Articles):

☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 21st day of April, 1997.

DOPACO, INC.

BY:	/s/ G. Joseph Villani
(Signature)

TITLE:	G. Joseph Villani, President

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Entity Number 689400		Decennial Report of Association Continued Existence (54 Pa.C.S. § 503)

Name JOSEPH R. POZZUOLO, ESQUIRE			Document will be returned to the name and address you enter to the left. Ü

Address 2033 WALNUT STREET

City	State	Zip Code
PHILADELPHIA	PA	19103

Fee: $52	Filed in the Department of State on Dec. 20 2001

Secretary of the Commonwealth

In compliance with the requirements of 54 Pa.C.S. § 503 (relating to decennial filings required) the undersigned association hereby states that:

1.          The name of the association to which this report relates is:

DOPACO, INC.

2.          The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County
241 WOODBINE ROAD	DOWNINGTOWN	PA	19335	CHESTER

(b) Name of Commercial Registered Office Provider				County

3.          The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the Department.

4.          The association continues to exist.

IN TESTIMONY WHEREOF, the undersigned association has caused this Decennial Report of Association Continued Existence to be signed by a duly authorized officer this 8th day of December, 2001.

DOPACO, INC.
Name of Association

/s/ Lori Meeth
Signature

Vice President
Title

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

November 29, 2004

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

DOPACO, INC.

I, Pedro A. Cortés, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

/s/ Pedro A. Cortes
Secretary of the Commonwealth